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                                                                  EXHIBIT 10.5.1

                          SURRENDER OF LEASE AGREEMENT

          THIS SURRENDER OF LEASE AGREEMENT (this "Agreement") is made and entered into as of the 13th day of March 2000 by and between VALLEY MEDIA, INC., a Delaware corporation ("Tenant"), and BETTY KUHN, an individual ("Landlord").

                                 Recitals

          A. Pursuant to that certain Industrial Real Estate Lease (Multi-Tenant Facility) dated as of May 21, 1992 (the "Original Lease"), Panattoni Development Company ("Panattoni") leased to Valley Record Distributors, Inc., a California corporation ("Record"), a 49,320 square foot portion (the "Property" or the "Phase I space") of the 109,385 square foot facility located at 1275 Santa Anita Court, Woodland (Yolo County), California (the "Project").

          B.   Panattoni and Record modified the Original Lease pursuant to:
(i) that certain First Amendment to Multi-Tenant Net for Lease dated as of September 1992 (the "First Amendment"); and (ii) that certain Second Amendment to Multi-Tenant Net for Lease dated as of July 1993 (the "Second Amendment"). The Original Lease, as modified by the First Amendment and the Second Amendment, shall be referred to in this Agreement as the "Lease."

          C. Landlord succeeded to the right, title and interest of Panattoni under the Lease. Record changed its name to Valley Media, Inc., a California corporation. Tenant and Record then merged.

          D. Tenant is the current holder of all of the right, title and interest of the tenant under the Lease. Landlord is the current holder of all of the right, title and interest of the landlord under the Lease.

          E.   The term of the Lease expires on May 31, 2003.

          F. Tenant desires to terminate the Lease and relinquish and surrender to Landlord the Phase I space. Landlord desires to permit the termination of the Lease and to accept Tenant's relinquishment and surrender of the Phase I space, subject to the terms and conditions set forth in this Agreement.

                         Agreement Terms and Conditions

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, Landlord and Tenant agree as follows:

          1.   Termination of Lease.  Subject to Tenant's performance of its
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obligations set forth in this Agreement, the Lease shall terminate as of 11:59
p.m. on May 31, 2000 (the "Effective Date"), and Landlord and Tenant shall have no further duties or obligations to one another in connection with the Lease. The Lease shall remain in full force and effect up to and including the Effective Date.

          2.   Surrender of Property.  Tenant shall vacate the Phase I space and
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shall relinquish and surrender possession thereof on or before the Effective
Date. Landlord shall accept the surrender and relinquishment of the Phase I space by Tenant. Landlord and Tenant agree that 50 unmarked parking spaces are deemed a part of the Property surrendered under this Agreement.

          3.   Discharge of Lease Obligations.  Tenant and Landlord each shall
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discharge all of its obligations under the Lease up to and including the
Effective Date.

          4.   Restoration of Project.  Landlord and Tenant recognize that the
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Project, together with the facility located at 1277 Santa Anita Court, Woodland
(Yolo County), California (the "North Portion"), are currently part of one large building (the "Complex"). Within thirty (30) days after the Effective Date:
(i) Tenant shall restore the Phase I space to roughly the same condition as it existed as of the date of the Second Amendment, reasonable wear and tear and repairs which are Landlord[]s obligation excepted; (ii) Tenant shall remove or cause to be removed from the Phase I space all debris and rubbish, furniture, equipment, business and trade fixtures, and other articles of personal property owned by Tenant or installed or placed by Tenant at its own expense in the Phase I

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space; (iii) Tenant shall repair all damage to the Phase I space resulting from the installation and removal of such items to be removed; and (iv) Tenant shall close the two openings between the Project and the North Portion. Landlord shall permit Tenant and its agents access to the Project to discharge Tenant's obligations under this provision.

          5.   Release by Tenant.  As of the Effective Date, Tenant, on behalf
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of itself and its predecessors, successors, affiliates and assigns, and all other persons, firms and corporations claiming through Tenant, and each of them (collectively, "Tenant Releasing Parties"), releases Landlord and its predecessors, successors, affiliates and assigns, and their respective partners, officers, shareholders, agents, contractors, representatives, employees and attorneys (collectively, "Landlord Released Parties"), of and from any and all claims, demands, disputes, damages, liabilities, obligations, controversies, debts, costs, expenses, lawsuits, actions, causes of action and other rights to relief, both legal and equitable, of every kind and nature, whether now known or unknown, suspected or unsuspected, past or present, contingent or fixed, which Tenant Releasing Parties, or any of them, now have, had, or at any time hereafter may have, against Landlord Released Parties, or any of them, arising out of or in connection with the Lease, the Property, the Phase I space, the Project, Tenant's occupancy and possession of the Phase I space, or any dealings between Landlord Released Parties, or any of them, on the one hand, and Tenant Releasing Parties, or any of them, on the other hand, with respect to the Lease. Tenant agrees that this is a general release and expressly waives the protection of any statute, law, ordinance or regulation, including California Civil Code
Section 1542, or an equivalent law of any jurisdiction, which Tenant acknowledges and understands provides as follows:

          "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

          IT IS UNDERSTOOD BY TENANT THAT IF THE FACTS OR LAW WITH RESPECT TO WHICH THE FOREGOING RELEASE IS GIVEN HEREAFTER TURN OUT TO BE DIFFERENT FROM THE FACTS OR LAW IN THAT CONNECTION AS BELIEVED BY TENANT TO BE TRUE, THEN TENANT EXPRESSLY ASSUMES THE RISK OF THE FACTS OR LAW TURNING OUT TO BE SO DIFFERENT AND AGREES THAT THE FOREGOING RELEASE SHALL BE IN ALL RESPECTS EFFECTIVE AND NOT SUBJECT TO TERMINATION OR RESCISSION BASED UPON SUCH DIFFERENCES IN FACTS OR LAW.

          6.   Release by Landlord.  As of the Effective Date, Landlord, on
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behalf of itself and its predecessors, successors, affiliates and assigns, and all other persons, firms and corporations claiming through Landlord, and each of them (collectively, "Landlord Releasing Parties"), releases Tenant and its predecessors, successors, affiliates and assigns, and their respective partners, officers, shareholders, agents, contractors, representatives, employees and attorneys (collectively, "Tenant Released Parties"), of and from any and all claims, demands, disputes, damages, liabilities, obligations, controversies, debts, costs, expenses, lawsuits, actions, causes of action and other rights to relief, both legal and equitable, of every kind and nature, whether now known or unknown, suspected or unsuspected, past or present, contingent or fixed, which Landlord Releasing Parties, or any of them, now have, had, or at any time hereafter may have, against Tenant Released Parties, or any of them, arising out of or in connection with the Lease, the Property, the Phase I space, the Project, Tenant's occupancy and possession of the Phase I space, or any dealings between Tenant Released Parties, or any of them, on the one hand, and Landlord Releasing Parties, or any of them, on the other hand, with respect to the Lease. Landlord agrees that this is a general release and expressly waives the protection of any statute, law, ordinance or regulation, including California Civil Code Section 1542, or an equivalent law of any jurisdiction, which Landlord acknowledges and understands provides as follows:

          "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

          IT IS UNDERSTOOD BY LANDLORD THAT IF THE FACTS OR LAW WITH RESPECT TO WHICH THE FOREGOING RELEASE IS GIVEN HEREAFTER TURN OUT TO BE DIFFERENT FROM THE FACTS OR LAW IN THAT CONNECTION AS BELIEVED BY LANDLORD TO BE TRUE, THEN LANDLORD EXPRESSLY ASSUMES THE RISK OF THE FACTS OR LAW TURNING OUT TO BE SO DIFFERENT AND AGREES THAT THE FOREGOING RELEASE SHALL BE IN ALL RESPECTS EFFECTIVE AND NOT SUBJECT TO TERMINATION OR RESCISSION BASED UPON SUCH DIFFERENCES IN FACTS OR LAW.

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          7.   Governing Law.  This Agreement shall be governed by and construed
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and enforced in accordance with the laws of the State of California.

          8.   Further Assurances.  Each of the parties hereto agrees to execute
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and deliver all such further documents and to take all such further actions as may be reasonably requested by the other party hereto to effectuate fully the terms and provisions of this Agreement, provided such documents or actions do not limit, reduce or impair the rights of the party upon whom such request is made.

          9.   Binding Agreement.  This Agreement shall be binding upon and
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inure to the benefit of the heirs, successors and assigns of the parties hereto.

          10.   Condition Precedent.  This Agreement and the obligations of
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Landlord and Tenant are expressly conditioned upon and subject to the full execution and delivery of that certain First Amendment to Lease dated as of May 31, 2000 by and between Landlord and Tenant regarding the North Portion.

          11.   Counterparts.  This Agreement may be executed in counterparts,
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each of which shall be deemed an original part and all of which together shall constitute a single agreement.

          IN WITNESS WHEREOF, Landlord and Tenant have executed this Agreement as of the date first written above.

LANDLORD:                                      TENANT:

                                               VALLEY MEDIA, INC.,
/s/ Betty Kuhn                                 a Delaware corporation
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BETTY KUHN

                                               By: /s/ Paige Dickow
                                                  ----------------------------

                                                Name: Paige S. Dickow
                                                      ----------------------

                                                Position: Senior Vice President
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                                                Organization Effectiveness
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                                                and Administration
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